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                                                       [SHIP LOGO VANGUARD/(R)/]




VANGUARD/(R)/ INTERNATIONAL GROWTH FUND


SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 10, 2007


IMPORTANT CHANGE TO VANGUARD INTERNATIONAL GROWTH FUND
NEW MANAGER JOINS INVESTMENT ADVISORY TEAM

The board of trustees of Vanguard International Growth Fund has added M&G Investment Management Limited (M&G) to the Fund's investment advisory team. Effective immediately, M&G manages a modest portion of the Fund's assets; over time, it is expected that M&G will manage a larger portion of the Fund.

M&G and the Fund's continuing investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


INVESTMENT OBJECTIVE, PRIMARY INVESTMENT STRATEGIES, PRIMARY RISKS, AND FEES AND EXPENSES

The Fund's investment objective, primary investment strategies, and primary risks will not change. The addition of M&G is not expected to cause a material impact on the Fund's expense ratio for the current fiscal year.


PROSPECTUS TEXT CHANGES

The prospectus is revised as follows:

In the Fund Profile section, under "Additional Information," the following text is added to "Investment Advisors":

.. M&G Investment Management Limited, London, England, since 2008

                                                                  (over, please)



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In the More on the Fund section under "Security Selection," the following text is added:

M&G Investment Management Limited (M&G), which began managing a portion of the Fund in 2008, uses a long-term, bottom-up approach to portfolio management that focuses on quality companies with scarce assets that deliver high returns and exhibit growth potential. Scarce assets can include the traditional tangible assets, intangible assets, and organizational assets. The team seeks to identify companies that fall into three categories: quality--high-quality companies with scarce assets that support sustainable, superior returns; growth--companies that use scarce assets to grow faster than their competitors; and transforming--companies that are emerging from a heavy investment cycle that will lead to a strong rebound in returns.

The following text is added to the Investment Advisors section as a third bullet:

.. M&G Investment Management Limited, Laurence Pountney Hill, London EC4R 0HH, England, is an advisory firm and wholly owned subsidiary of the Prudential plc. M&G is a company incorporated in the United Kingdom, based in London, England, and is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America. M&G, a separate business unit within the Prudential Group, launched Great Britain's first unit trust (mutual fund) in 1931. As of December 31, 2007, M&G managed approximately $333 billion in assets.

In addition, the last sentence in the paragraph following the bulleted list is replaced with the following text:

For these purposes, the cumulative total return of each advisor's portion of the Fund over a trailing 36-month period is compared with that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (the MSCI All Country World Index ex-US for M&G) over the same period.

In the "Plain Talk/(R)/ About the Fund's Portfolio Managers," the following text is added immediately following the paragraph about Mr. Anderson:

Graham French, Manager at M&G. He has worked in investment management since 1988; has been with M&G since 1989; has managed investment portfolios since 1991; and has co-managed a portion of the Fund since 2008. Education: B.Sc., University of Durham.

Greg Aldridge, Manager at M&G. He has worked in investment management since 1996; has been with M&G since 2004; has managed investment portfolios since 2007; and has co-managed a portion of the Fund since 2008. Education: M.A., Cambridge University; M.B.A., INSEAD.






(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                         PS81 022008



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                                                       [SHIP LOGO VANGUARD/(R)/]




VANGUARD/(R)/ INTERNATIONAL GROWTH FUND


SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 10, 2007


IMPORTANT CHANGE TO VANGUARD INTERNATIONAL GROWTH FUND

NEW MANAGER JOINS INVESTMENT ADVISORY TEAM

The board of trustees of Vanguard International Growth Fund has added M&G Investment Management Limited (M&G) to the Fund's investment advisory team. Effective immediately, M&G manages a modest portion of the Fund's assets; over time, it is expected that M&G will manage a larger portion of the Fund.

M&G and the Fund's continuing investment advisors each independently select and maintain a portfolio of common stocks for the Fund. The Fund's board of trustees has designated the proportion of Fund assets to be managed by each advisor and may change these proportions at any time.


STATEMENT OF ADDITIONAL INFORMATION TEXT CHANGES

Under the heading "Investment Advisory Services," the following text replaces similar text on page B-46 and adds one bullet point, in the third position:

The Trust currently uses six investment advisors:

 . M&G Investment Management Limited provides investment advisory services for a portion of assets in the International Growth Fund.

On page B-50, the first paragraph beneath the heading "II. Vanguard International Growth Fund" is replaced with the following:

Vanguard International Growth Fund uses a multimanager approach; the Fund currently has three investment advisors: Schroder Investment Management North America Inc. (Schroders); Baillie Gifford Overseas Ltd. (Baillie Gifford); and M&G Investment Management Limited (M&G).

In the same section on page 50, the third paragraph is replaced with the following:

 The International Growth Fund pays each advisor on a quarterly basis, based on certain annual percentage rates applied to the average daily net assets of the advisor's portfolio during the most recent fiscal quarter. The quarterly fee may be increased or decreased based on the investment performance of each advisor's portfolio compared with that of a benchmark index. For these purposes, the cumulative total return of the advisor's portfolio is compared with that of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index (the MSCI All Country World ex-US for M&G) over a trailing 36-month period.

On page B-52, the following text is added before the heading "III. Vanguard FTSE Social Index Fund, the Vanguard U.S. Sector Index Funds, Vanguard Extended Duration Treasury Index Fund, and the Vanguard Mega Cap 300 Index Funds":


C. M&G Investment Management Limited

M&G Investment Management Limited is a wholly owned subsidiary of Prudential plc (an English insurance company not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States). M&G, founded in 1931, launched Great Britain's first unit trust (mutual fund).

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1. Other Accounts Managed

Graham French co-manages a portion of the International Growth Fund; the Fund, as of January 31, 2008, held assets of $18.3 billion. As of January 31, 2008, Mr. French managed one other registered investment company with total assets of $4.6 billion where the advisory firm's fee was based on account performance. As of January 31, 2008, Mr. French also managed four other pooled investment vehicles with total assets of $7.3 billion.

 Greg Aldridge co-manages a portion of the International Growth Fund; the Fund, as of January 31, 2008, held assets of $18.3 billion. As of January 31, 2008, Mr. Aldridge also managed one other pooled investment vehicle with total assets of $1 billion.


2. Material Conflicts of Interest

At M&G, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include non-U.S. collective investment schemes, insurance companies, and segregated pension funds. M&G manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors. M&G has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.


3. Description of Compensation

Graham French and Greg Aldridge are compensated in line with standard M&G practice, which is:

 M&G has a strong and integrated set of compensation practices designed to reflect the logic, internally within M&G, of people's value as well as their outputs. Each component of the remuneration package has a role to play in the effective and appropriate reward of individuals in order to attract, retain, and motivate. M&G believes it is also important to ensure that in total the components are coherent and relate appropriately to each other, delivering the reward levels that M&G wants to make available for different levels of performance. The components are as follows:

.. Base pay is used to reward inputs, reflecting the values of people's knowledge, skills, aptitudes, and track records. It progresses in line with personal growth, general contribution, and potential.

.. Bonus payment levels are closely aligned with "outputs," chiefly investment performance, but also other results. Bonuses are discretionary, variable year on year, and reflect personal, team, and company performance. Depending on the fund's objective, M&G uses either a representative index or a representative group of competitor funds as a benchmark against which to measure performance. In the case of Vanguard International Growth Fund, the performance factor of the fund managers' bonus is dependent on the Fund's performance over one- and three-year periods compared with a representative benchmark index. The actual bonus, which is paid on an annual basis, may be up to a multiple of base salary, depending on the achieved percentile ranking in this peer group over these time periods.

.. M&G's long-term incentive plan, combining phantom equity and options over phantom equity in M&G, is designed to provide a meaningful stake in the future growth of the company's value to those who play a significant role in its growth.

.. The method used to determine the compensation for portfolio managers who are responsible for the management of multiple accounts is the same for all funds.

 In addition, the portfolio managers are eligible for the standard retirement benefits and health benefits generally available to all M&G employees.

 M&G's remuneration package is regularly reviewed by outside consultants to ensure that it is competitive in the London investment management market.

4. Ownership of Securities

As of January 31, 2008, each named M&G portfolio manager owned no shares of the International Growth Fund.

On page B-55, the following text is added as the second paragraph under the heading "Duration and Termination of Investment Advisory Agreements":

The initial investment advisory agreement with M&G for Vanguard International Growth Fund is binding for a two-year period. At the end of that time, the agreement will become renewable for successive one-year periods, subject to the above conditions.








(C) 2008 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.                      PSAI081 022008

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